EATON VANCE INTERNATIONAL small-cap fUND

(the “Fund”)

Supplement to Summary Prospectus, Statutory Prospectus

and Statement of Additional Information (“SAI”) dated April 1, 2025 as may be supplemented and/or revised from time to time

Effective June 1, 2026 (the “Effective Date”), Aidan M. Farrell intends to retire and will no longer serve as a portfolio manager of the Fund. Accordingly, on the Effective Date, all references to Mr. Farrell will be removed from the Fund’s Summary Prospectus, Statutory Prospectus and SAI.

Allen J. Mayer, CFA, ACA and Bradley Powell, CFA will continue to serve as portfolio managers of the Fund.

January 9, 2026	48659-00 1.9.26